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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 14, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-23377                13-3699013
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)        Identification Number)


       One Rockefeller Plaza, Suite 400 New York, New York     10020-2002
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            (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 14, 2006, the Board of Directors of Intervest Bancshares Corporation (the "Company") approved an increase to the base salary of its Chairman, Mr. Lowell S. Dansker. Effective as of January 1, 2007, Mr. Dansker will receive an annual base salary of $750,000. On December 14, 2006, the Board of Directors of the Company also approved the award of a cash bonus to Mr. Dansker in the amount of $200,000, with such bonus to be paid to Mr. Dansker on or before December 31, 2006. These amounts will be paid to Mr. Dansker by the Company's wholly owned subsidiaries as follows: 50% by Intervest Mortgage Corporation and 50% by Intervest National Bank.

On December 14, 2006, the Board of Directors of the Company also approved the award of cash bonuses to other executive officers of the Company or its subsidiaries, as follows, with such bonuses to be paid on or before January 31, 2007: Mr. John J. Arvonio, Chief Financial and Accounting Officer of the Company
- $10,000; Mr. Keith A. Olsen, President, Florida Division of Intervest National Bank - $15,000; Mr. Raymond Sullivan, President of Intervest National Bank - $10,000; Mr. Stephen A. Helman, Vice President and Secretary of the Company -
$10,000; and Mr. John Hoffmann, Vice President and Chief Financial Officer of Intervest Mortgage Corporation - $7,500. The bonuses awarded to Messrs. Olsen, Sullivan and Arvonio will be paid by Intervest National Bank and the bonuses awarded to Messrs. Helman and Hoffmann will be paid by Intervest Mortgage Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INTERVEST BANCSHARES CORPORATION


Date:  December 19, 2006                By:  /s/ Lowell S. Dansker
                                        --------------------------
                                        LOWELL S. DANSKER, CHAIRMAN AND
                                        EXECUTIVE VICE PRESIDENT
                                        (PRINCIPAL EXECUTIVE OFFICER)


Date:  December 19, 2006                By:  /s/ John J. Arvonio
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                                        JOHN J. ARVONIO, CHIEF FINANCIAL AND
                                        ACCOUNTING OFFICER
                                        (PRINCIPAL FINANCIAL OFFICER)